UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
December 4, 2009

ROSS STORES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14678	94-1390387
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification
incorporation)		No.)

4440 Rosewood Drive, Pleasanton, California, 94588-3050
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(925) 965-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

(b) (c) On December 4, 2009, Ross Stores, Inc. (the “Company”) issued a press release announcing officer promotions, including the following executive officers: Barbara Rentler, to the position of President and Chief Merchandising Officer of Ross Dress for Less; Michael B. O’Sullivan, to the position of President and Chief Operating Officer; and James S. Fassio, to the position of President and Chief Development Officer. Ms. Rentler and Messrs. O’Sullivan and Fassio will continue to report to Michael Balmuth, Vice Chairman and Chief Executive Officer, who will discontinue using the title of “President” in connection with these promotions. The full text of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
No.	Description

99.1	December 4, 2009 Press Release by Ross Stores, Inc.*

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2009

ROSS STORES, INC.
Registrant

By:	/s/M. LeHocky
Mark L. LeHocky
Senior Vice President, General Counsel and Corporate
Secretary